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                                                                    EXHIBIT 23.4


                         INDEPENDENT AUDITORS' CONSENT


We consent to the use in this Amendment No. 3 to Registration Statement No. 333-34595 of Let's Talk Cellular & Wireless, Inc. (formerly Let's Talk Cellular of America, Inc.) on Form S-1 of our report dated October 31, 1995 appearing in the Prospectus, which is part of this Registration Statement and to the reference to us under the headings "Selected Consolidated Financial Data" and "Experts" in such Prospectus.


/s/ DELOITTE & TOUCHE LLP


Miami, Florida
October 20, 1997